SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION



                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant                      [X]


Check the appropriate box:

[ ]   Preliminary proxy statements           [ ]  Confidential, for Use
                                                  of the Commission
                                                  Only (as permitted
                                                  by Rule 14a-6(e)(2))

[X]   Definitive proxy statement

[ ]   Definitive additional materials

[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                  Pioneer Fund

                (Name of Registrant as Specified in Its Charter



                                  Pioneer Fund

                   (Name of Person(s) Filing Proxy Statement)



Payment of filing fee (check the appropriate box):

[X]   $125 per Exchange Act Rule 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2).

                                 PIONEER FUND
                               60 State Street
                         Boston, Massachusetts 02109
                                1-800-324-7974

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                      TO BE HELD TUESDAY, APRIL 23, 1996


   A Special Meeting of Shareholders of Pioneer Fund, a Massachusetts business trust (the "Fund"), will be held at the offices of Hale and Dorr, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 1:00 p.m., Boston time, on Tuesday, April 23, 1996 to consider and act upon the following
Proposals:


   (1) To elect the eight (8) Trustees named in the attached Proxy Statement to serve on the Board of Trustees until their successors have been duly elected and qualified;

   (2) To approve a new Management Contract between the Fund and Pioneering Management Corporation, the Fund's investment adviser ("PMC"), increasing the rate at which management fees are payable to PMC;

   (3) To approve an Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized as a Delaware business trust;

   (4) To ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1996;

   (5) To approve changes in the Fund's fundamental investment policies, as described in the proxy statement; and

   (6) To transact such other business as may properly come before the meeting or any adjournments thereof.


   Shareholders of record as of the close of business on February 27, 1996 are entitled to vote at the meeting or any adjournments thereof. The Proxy Statement and proxy card are being mailed to shareholders on or about March 18, 1996.


                          By Order of the Board of Trustees

                          Joseph P. Barri, Secretary


Boston, Massachusetts
March 18, 1996



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.


                                                                     0396-2987

                                 PIONEER FUND
                               60 State Street
                         Boston, Massachusetts 02109
                                1-800-324-7974


                       SPECIAL MEETING OF SHAREHOLDERS

                                APRIL 23, 1996

                               PROXY STATEMENT


   This Proxy Statement is furnished to shareholders of Pioneer Fund, a Massachusetts business trust (the "Fund"), in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Hale and Dorr, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 1:00 p.m., Boston time, on Tuesday, April 23, 1996, and at any adjournments thereof (the "Meeting"). This Proxy Statement and enclosed proxy are being mailed to shareholders on or about March 18, 1996. The Fund's annual report for its fiscal period ended December 31, 1995 may be obtained free of charge by writing to the Fund at its executive offices, 60 State Street, Boston, Massachusetts 02109 or by calling 1-800-324-7974, which number is available from March 11, 1996 through April 23, 1996.



   Shareholders of record as of the close of business on February 27, 1996 (the "Record Date") are entitled to vote on all business of the Meeting or any adjournments thereof. As of the Record Date, there were outstanding 100,954,500.449 shares of beneficial interest of the Fund. To the knowledge of the management of the Fund, no person beneficially owned more than 5% of the outstanding shares of the Fund as of the Record Date.

                                   PROPOSAL 1

                             ELECTION OF TRUSTEES

   The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) FOR the election of the eight (8) nominees named below as Trustees of the Fund. All of the nominees currently serve as Trustees and have been recommended by the Nominating Committee of the Trustees which consists solely of Trustees who are not "interested persons" of the Fund, Pioneering Management Corporation ("PMC") or Pioneer Funds Distributor, Inc. ("PFD") within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

   Each Trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. In addition, if Proposal 3 regarding the reorganization of the Fund as a Delaware business trust is approved by shareholders, the election of Trustees of the Fund shall also be deemed to constitute election as Trustees of the Successor Fund (as defined in Proposal 3). Each nominee has consented to being named herein and indicated his or her willingness to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for such other person as shall be designated by the Board of Trustees.


   The following table sets forth each nominee's position(s) with the Fund, age, address, principal occupation or employment during the past five years, directorships and trusteeships, and indicates the date on which he or she first became a Trustee of the Fund. The table also shows the number of shares of beneficial interest of the Fund beneficially owned by each nominee, directly or indirectly, on January 31, 1996.

                                                                               Shares of Beneficial
                                                                               Interest of the Fund
          Name, Age,                Principal Occupation                        Beneficially Owned
       Position(s) with                or Employment             First       and Percentage of Total
           the Fund                  and Directorships/         Became a        Shares Outstanding
         and Address                  Trusteeships (1)          Trustee      on January 31, 1996 (2)
-----------------------------    --------------------------   ----------    -------------------------
John F. Cogan, Jr.*             President, Chief Executive        1982             195,076.580
(69)                            Officer and a Director of                             0.19%
Chairman of the Board,          The Pioneer Group, Inc.
President and                   ("PGI"); Chairman and a
Trustee                         Director of PMC, PFD,
60 State Street                 Pioneer Goldfields Limited
Boston, MA 02109                ("PGL") and Teberebie
                                Goldfields Limited;
                                Director of Pioneer
                                Services Corporation
                                ("PSC") and Pioneer
                                Capital Corporation
                                ("PCC"); President and
                                Director of Pioneer Plans
                                Corporation ("PPC"),
                                Pioneer Investment
                                Corporation ("PIC"),
                                Pioneer Metals and
                                Technology, Inc. ("PMT")

                                       2


                                and Pioneer International
                                Corporation ("P.Intl.");
                                Chairman of the Supervisory
                                Board of Pioneer Fonds
                                Marketing GmbH ("Pioneer
                                GmbH"); Member of the
                                Supervisory Board of Pioneer
                                First Polish Trust Fund Joint
                                Stock Company ("PFPT"); and
                                Partner, Hale and Dorr
                                (Counsel to the Fund)

Richard H. Egdahl, M.D.         Professor of Management,          1992                  0
(69)                            Boston University School
Trustee                         of Management; Professor
Boston University               of Public Health, Boston
Health Policy                   University School of
Institute                       Public Health; Professor
53 Bay State Road               of Surgery, Boston
Boston, MA 02115                University School of
                                Medicine: Director, Boston
                                University Health Policy
                                Institute and University
                                Medical Center; Executive
                                Vice President and Vice
                                Chairman of the Board,
                                University Hospital;
                                Academic Vice President
                                for Health Affairs, Boston
                                University; Director,
                                Essex Investment
                                Management Company, Inc.,
                                an investment adviser;
                                Health Payment Review,
                                Inc., a health care
                                containment software firm,
                                Mediplex Group, Inc., a
                                nursing care facilities
                                firm, Peer Review
                                Analysis, Inc., a health
                                care utilization
                                management firm, and
                                Springer-Verlag New York,
                                Inc., a publisher; and
                                Honorary Director,
                                Franciscan Children's
                                Hospital

                                       3


Margaret B.W. Graham            Founding Director,                1990                  0
(48)                            Winthrop Group, Inc., a
Trustee                         consulting firm, since
The Keep                        1982; Manager of Research
P.O. Box 110,                   Operations Xerox Palo Alto
Little Deer Isle, ME 04650      Research Center, between
                                1991 and 1994; and
                                Professor of Operations
                                Management and Management
                                of Technology, Boston
                                University School of
                                Management, between 1989
                                and 1993

John W. Kendrick                Professor Emeritus of             1982              10,327.473
(78)                            Economics, George                                     0.01%
Trustee                         Washington University; and
6363 Waterway Dr.,              Economic Consultant and
Falls Church, VA 22044          Director, American
                                Productivity and Quality
                                Center

Marguerite A. Piret             President, Newbury, Piret         1982                  0
(47)                            & Company, Inc., a
Trustee                         merchant banking firm
One Boston Place
Suite 2635
Boston, MA 02108

David D. Tripple*               Director and Executive            1986              3,416.465
(52)                            Vice President of PGI;                                0.00%
Executive Vice                  President, Chief
President and                   Investment Officer and a
Trustee                         Director of PMC; Director
60 State Street                 of PFD, PCC, Pioneer SBIC
Boston, MA 02109                Corp., P. Intl. and PIC;
                                and Member of the
                                Supervisory Board of PFPT

Stephen K. West                 Partner, Sullivan &               1993                  0
(67)                            Cromwell, a law firm
Trustee
125 Broad Street
New York, NY 10004

                                       4


John Winthrop                   President, John Winthrop &        1985              1,085.137
(59)                            Co., a private investment                             0.00%
Trustee                         firm; Director of NUI
One North Adgers Wharf          Corp.; and Trustee of
Charleston, SC 29401            Alliance Capital Reserve,
                                Alliance Government
                                Reserve and Alliance Tax
                                Exempt Reserve



*Messrs. Cogan and Tripple are "interested persons" of the Fund, PMC and PFD within the meaning of the 1940 Act.
(1) Each nominee also serves as a trustee for each of the 25 open-end investment companies (mutual funds) in the Pioneer family of mutual funds and for each of the 8 portfolios of Pioneer Variable Annuity Trust (except for Messrs. Kendrick and Winthrop and Ms. Graham who do not serve as trustees for Pioneer Variable Contracts Trust) and as a Director of Pioneer Interest Shares, Inc., a closed-end investment company ("Interest Shares"). Except for Dr. Egdahl and Mr. West, each Trustee was elected by the shareholders of the Fund in 1990. Dr. Egdahl and Mr. West were elected by the Trustees in August, 1992 and October, 1993, respectively.
(2) As of January 31, 1996, the Trustees and officers of the Fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the Fund's outstanding shares.


   Ms. Piret, Mr. West and Mr. Winthrop serve on the Audit Committee of the Board of Trustees. The functions of the Audit Committee include recommending independent auditors to the Trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. Ms. Graham, Ms. Piret and Mr. Winthrop serve on the Nominating Committee of the Board of Trustees. The primary responsibility of the Nominating Committee is the selection and nomination of candidates to serve as independent trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


   During the fiscal year ended December 31, 1995, the Board of Trustees held twelve meetings, the Audit Committee held eight meetings and the Nominating Committee did not meet. All of the current Trustees and Committee Members then serving attended at least 75% of the meetings of the Board of Trustees or applicable committee, if any, held during the fiscal year ended December 31, 1995.

Other Executive Officers

  In addition to Messrs. Cogan and Tripple, who serve as executive officers of the Fund, the following table provides information with respect to the other executive officers of the

Fund. Each executive officer is elected by the Board of Trustees and serves until his successor is chosen and qualified or until his resignation or removal by the Board. The business address of all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

 Name, Age and Position with The Fund                     Principal Occupation(s)
-------------------------------------    ----------------------------------------------------------
William H. Keough, 58, Treasurer          Senior Vice President, Chief Financial Officer and
                                          Treasurer of PGI and Treasurer of PFD, PMC, PSC, PPC,
                                          Pioneer SBIC Corp., PIC, PMT, P. Intl. and of each fund
                                          in the Pioneer family of mutual funds.
Joseph P. Barri, 49, Secretary            Secretary of PGI, PMC and PCC, and of each fund in the
                                          Pioneer family of mutual funds; Clerk of PFD and PSC and
                                          Partner, Hale and Dorr (counsel to the Fund).

Remuneration of Trustees and Officers

  The following table provides information regarding the compensation paid by the Fund and the other investment companies in the Pioneer family of mutual funds to the Trustees for their services for the Fund's most recently completed fiscal year. Compensation paid by the Fund to Messrs. Cogan and Tripple, interested persons of PMC, is reimbursed to the Fund by PMC. The Fund pays no salary or other compensation to its officers.

                                                           Total Compensa-
                                                            tion from the
                             Aggregate      Pension or     Fund and other
                           Compensation     Retirement      funds in the
                             From the        Benefits      Pioneer Family
Director                       Fund*         Accrued      of Mutual Funds**
-----------------------     -------------    ----------  ------------------
John F. Cogan, Jr.            $   500           $0            $ 11,000
Richard H. Egdahl, M.D.         7,197            0              63,315
Margaret B.W. Graham            7,197            0              62,398
John W. Kendrick                7,197            0              62,398
Marguerite A. Piret             8,942            0              76,704
David D. Tripple                  500            0              11,000
Stephen K. West                 7,820            0              68,180
John Winthrop                   8,192            0              71,199
                            -------------    ----------  ------------------
Totals                        $47,545           $0            $426,194

 * For the fiscal year ended December 31, 1995.
** For the calendar year ended December 31, 1995.

Required Vote

  In accordance with the Fund's Declaration of Trust, the vote of a plurality of all of the shares of the Fund voted at the Meeting is sufficient to elect the nominees.

                                   PROPOSAL 2

                     APPROVAL OF NEW MANAGEMENT CONTRACT

Summary


  PMC serves as the investment adviser for the Pioneer family of mutual funds and for certain other institutional accounts. PMC, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly owned subsidiary of PGI, a Delaware corporation with publicly traded shares. PGI is located at 60 State Street, Boston, Massachusetts 02109.



  At a meeting held on February 15, 1996, the Trustees who were present, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, unanimously approved and voted to recommend that the shareholders of the Fund approve a Proposal to terminate the Fund's existing Management Contract between PMC and the Fund (the "Existing Contract") and to adopt a new Management Contract (the "Proposed Contract"). Under the Proposed Contract, the form of which is attached to this Proxy Statement as Exhibit A, there will be an increase in the basic rate of management fees paid by the Fund to PMC. As described more fully below, depending upon the Fund's investment performance relative to a selected securities index, this basic fee will be increased or decreased. In all cases, the fee ultimately paid by the Fund will be higher than that paid under the Existing Contract.


Existing Management Contract

  Pursuant to the terms of the Existing Contract, PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs subject only to the authority of the Board of Trustees. PMC is authorized to buy and sell securities for the account of the Fund and to designate brokers to carry out such transactions, subject to the right of the Trustees to disapprove any such purchase or sale. PMC may not make any purchase the cost of which exceeds funds currently available for the Fund and may not make any purchase which would violate any fundamental policy or restriction with respect to the Fund in the Fund's Prospectus or Statement of Additional Information as in effect from time to time.


  PMC pays all expenses, including executive salaries and the rental of office space, related to its services for the Fund with the exception of the following which are paid by the Fund: (i) charges and expenses for determining from time to time the value of the net assets of the Fund and the keeping of its books and records, (ii) the charges and expenses of auditors,
(iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund, (iv) brokers' commissions and issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party, (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies, (vi) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission (the "SEC"), state securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such agencies, (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies, (viii) charges and expenses of legal counsel to the Fund; (ix) if applicable, distribution expenses of the Fund pursuant to a Plan of Distribution in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act, and (x) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI, or PFD.
The Existing Contract was initially approved by the Board of Trustees on July 10, 1990 and its renewal was most recently approved by the Board at a meeting held in April, 1995. On October 12, 1990, the Existing Contract was submitted to and approved by the shareholders of the Fund. The Existing Contract is renewable annually by the vote of PMC's Board and by vote of a majority of the Fund's Board, including a majority of the Trustees who are not "interested persons" of the Fund, PMC or PFD, cast in person at a meeting called for the purpose of voting on such renewal. The Existing Contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party by vote of its Board or a majority of its outstanding voting securities and upon 60 days' written notice.

  As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC an annual management fee under the Existing Contract equal to 0.50% of the Fund's average daily net assets up to $250 million, 0.48% of the next $50 million, and 0.45% of the excess over $300 million. This fee is computed daily and paid monthly.

Proposed Management Contract

  The terms of the Proposed Contract differ materially from those of the Existing Contract in respect of the management fees payable to PMC and in certain other respects described below.

Basic Fee

  As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund would pay PMC a basic annual management fee under the Proposed Contract of 0.60% of the Fund's average daily net assets (the "Basic Fee"). An appropriate percentage of the Basic Fee rate (based upon the number of days in the current month) would be multiplied by the Fund's average daily net assets for the current month, giving a dollar amount which is the monthly Basic Fee.

  The Basic Fee represents an increase in the management fee rate payable to PMC over the rates under the Existing Contract. The Board determined that the Basic Fee is fair and reasonable, both apart from and together with the application of the performance fee adjustment described below. That adjustment provides for increases or decreases in the Basic Fee, based upon the Fund's performance.

Performance Fee Adjustment

  The Board of Trustees is proposing the implementation of a performance adjustment which will either increase or decrease the monthly Basic Fee paid by the Fund to PMC based on the performance of the Fund as compared to the investment record (the "record") of a securities index determined by the Fund to be appropriate over the same period. The Trustees have initially designated the Lipper Growth & Income Funds Index (the "Index") for this purpose. This Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with investment objectives oriented towards growth and income.

  From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the Basic Fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.

  It is not possible to predict the effect of the performance adjustment on the overall compensation to PMC in the future since it will depend on the performance of the Fund relative to the record of the Index.


  The Board determined that it would be appropriate to increase PMC's compensation when the Fund's performance exceeds that of an objective index and, conversely, to reduce PMC's compensation when the Fund's performance is poorer than the record of that index. The Index was deemed appropriate for this comparison because it is broad-based and because the Index is composed of funds with similar investment objectives and policies to those of the Fund. The Board feels that a performance adjustment is appropriate for the Fund and that providing incentives to PMC based on its performance benefits shareholders.


  The Board is proposing that there be a performance adjustment which would increase or decrease the Basic Fee based on the performance of the Fund over a 36-month performance period. The Basic Fee would be subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the Index over the same period. This performance comparison would be made at the end of each month. Each percentage point of difference (up to a maximum difference of \+10 percentage points) would be multiplied by a performance adjustment rate of .01%. The maximum adjustment rate is therefore \+.10%. An appropriate percentage of this rate (based upon the number of days in the current month) would then be multiplied by the average daily net assets of the Fund over the entire performance period which covers the current month and the prior 35 months ("performance period"), giving the dollar amount which will be added to (or subtracted from) the Basic Fee. The monthly performance adjustment will be further adjusted to the extent necessary in order to insure that the total annual adjustment to the Basic Fee does not exceed \+0.10% of average daily net assets for that year.

   Application of Performance Adjustment. The application of the performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of the Fund and the level of the Index were $10 and 100, respectively, on the first day of the performance period.

                        Investment Performance*      Cumulative Change
                         ------------------------   --------------------
                                   Fund                     Index
First Day                          $10                       100
End of Period                      $13                       123
Absolute Change                   +$ 3                       +23
Percentage Change                 +30%                       +23%



* Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value as of the payment date and any dividends paid on the securities which comprise the Index are treated as if reinvested on the ex-dividend date.



   The difference in relative performance for the performance period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the performance period would be calculated as follows: an appropriate percentage of the Basic Fee rate (based upon the number of days in the month) of 0.60% would be multiplied by the Fund's average daily net assets for the month resulting in a dollar amount. The +7 percentage point difference is multiplied by the performance adjustment rate of 0.01% producing a rate of .07%. An appropriate percentage of this rate (based upon the number of days in the month) is then multiplied by the average daily net assets of the Fund over the performance period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. The management fee paid is the Basic Fee adjusted by the dollar amount of the performance adjustment calculated for the performance period. If the investment performance of the Index during the performance period exceeded the performance record of the Fund, the dollar amount of the performance adjustment would be deducted from the Basic Fee.


   Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.


   The effective date of the Proposed Contract is expected to be May 1, 1996. The Basic Fee, therefore, will take effect on May 1, 1996. Accordingly, beginning in May, 1996, the Fund will pay management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment based upon the current month and the preceding thirty-five months. In this regard, the performance adjustment for the thirty-five month period prior to the effectiveness of the Proposed Contract would likely -- on the basis of performance since April 1993 -- result in a negative adjustment to the Basic Fee. In the unlikely event that the inclusion in the initial rolling performance period of aggregate results from prior to effectiveness would have the effect of increasing the Basic Fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month.

Effect of the New Management Fee Structure

  Under the Existing Contract, the Fund pays management fees at an effective annual rate of 0.46% based on net assets of approximately $2,265,748,403 at December 31, 1995. Under the Proposed Contract the Fund would pay a maximum annual fee of 0.70% and a minimum annual fee of 0.50% based upon the Fund's performance relative to the Index as described above.

  Set forth below is a chart showing the dollar amount of management fees paid during the Fund's past fiscal year under the Existing Contract and the amount of fees that would have been paid under the Proposed Contract at the maximum, Basic and minimum fee rates. The chart also shows the percentage differences these amounts that would have been paid under the Proposed Contract represent from the amount paid under the Existing Contract. Also set forth below is a comparative fee table showing the amount of fees and expenses paid by the Fund under the Existing Contract as a percentage of average net assets and the amount of fees and expenses shareholders would have paid if the maximum, Basic and minimum fees under the Proposed Contract had been in effect. The figures shown for the Basic Fee represent the amounts that actually would have been paid had the Proposed Contract been in effect.

                    DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                    (fiscal year ended December 31, 1995)

                                                                 Proposed Contract
                                          Existing      ---------------------------------------
                                          Contract      Maximum        Basic         Minimum
                                          ----------    ----------    ----------   ------------
Amount of Fees Paid or that Would
  Have Been Paid ...........................$10,330,000 $15,860,239 $13,594,239     $11,328,742
Percentage Difference from Amount
  Paid under Existing Contract ........         N/A           +54%          +32%            +10%

                                              COMPARATIVE FEE TABLE

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                       Proposed Contract
                                       Existing    -------------------------
                                         Fee     Maximum   Basic     Minimum
                                        -------  -------   -----     -------
Management Fee  .......................  .46        .70      .60       .50
12b-1 Fees ............................  .18        .18      .18       .18
Other Expenses  ........................ .31        .31      .31       .31
Total Fund Operating Expenses  ...       .95       1.19     1.09      0.99

Example

  The following illustrates the expenses on a $1,000 investment under the existing and proposed maximum, Basic and minimum fees stated above, assuming a 5% annual return and constant expenses, with or without redemption at the end of each time period:

                      1 year    3 years  5 years    10 years
                       -----    ------    ------    ---------
Existing Fee .......   $ 9       $29       $50        $111
Proposed Fee
 Maximum  ............ $11       $35       $61        $135
 Basic ............... $11       $33       $57        $126
 Minimum  ............ $10       $30       $52        $116

  The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the Fund. The example above should not be considered a representation of past or future expenses of the Fund. Actual expenses may be higher or lower than those shown above.

Differences in Certain Other Provisions Under Proposed Contract

   Standard of Care. The Existing Contract provides no express contractual "standard of care" applicable to the actions of PMC. Under the Proposed Contract, PMC "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of [PMC] . . ." PMC, however, shall not be protected against liability by reason of its ". . . willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement." The proposed "standard of care" is consistent with the 1940 Act, PMC's most recent management contracts and common practice in the mutual fund industry.

   PMC's Authority. The Existing Contract authorizes PMC to buy and sell securities on behalf of the Fund. PMC must, however, promptly notify the Trustees of each purchase and sale transaction and, if any three (3) Trustees disapprove such transaction within forty- eight (48) hours, PMC shall cancel the transaction at the Fund's risk. The Proposed Contract provides that PMC shall have full discretion to act for the Fund in connection with purchase and sale transactions subject only to the Declaration of Trust, Bylaws, currently effective registrations under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), investment objectives, policies and restrictions of the Fund in effect from time to time, and specific policies and instructions established from time to time by the Trustees. Since the effectiveness of the Existing Contract, the Trustees have never requested that PMC cancel a purchase or sale transaction on behalf of the Fund.

   Portfolio Trading. Under the Existing Contract, PMC must conduct purchase and sale transactions on behalf of the Fund at the "best price and execution available." This provision of the Existing Contract has been interpreted to permit PMC to place purchase and sale orders with brokers from whom PMC has obtained supplemental investment and market research and economic analysis in accordance with the provisions of Section 28(e) of the Exchange Act, even if it results in the Fund paying a commission to a broker greater than the amount another broker may charge. Consistent with common practice in the mutual fund industry and with PMC's most recent management contracts, the Proposed Contract expressly permits PMC to engage in such activity. For a more detailed description of the Fund's current portfolio brokerage practices, see the Appendix.

   Expense Limitation. The Proposed Contract provides that if the operating expenses of the Fund exceed the limits established by state "blue sky" administrators, PMC's fee will be reduced (but not below $0) to the extent required by such limits. The Proposed Contract also provides that PMC may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the Fund. Any such fee limitation or expense reduction is voluntary and may be discontinued or modified by PMC at any time. The Existing Contract does not include comparable provisions.

   Expenses. The Existing Contract provides that the Fund shall pay, among other things, charges and expenses associated with determining its net asset value and keeping its books and records. These expenses have historically consisted of the costs incurred by PMC in providing accounting, pricing and appraisal services, including costs associated with PMC personnel and equipment employed in connection with providing such services. PMC has requested a clarification that the expenses for which the Fund would be required to reimburse PMC be expanded to include overhead related to the provision of such services, as would be the case if the Fund contracted with an independent provider of such services. As a result, the Proposed Contract provides that the Fund shall pay ". . . charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of [PMC] or its affiliates, office space and facilities and personnel compensation, training and benefits . . .." PMC has estimated that, at current direct labor costs, aggregate annualized fund accounting overhead charges allocated to the Fund will be approximately $10,000. PMC has informed the Board of Trustees of the Fund that this change in the Proposed Contract will not have a material effect on PMC's profitability. See "Factors Considered by the Trustees" below.


   Other Differences. The Proposed Contract also reflects certain other substantive and stylistic differences from the Existing Contract resulting from an effort to modernize the provisions of the Proposed Contract. These differences include provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract;
(ii) PMC is an independent contractor and not an employee of the Fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable; (vi) the Fund may pay for charges and expenses of counsel to the "non-interested" Trustees as well as counsel to the Fund; and (vii) subject to obtaining best execution, PMC may consider sales of other funds in the Pioneer family of mutual funds when selecting brokers and dealers to execute the Fund's securities transactions.


Miscellaneous

  If approved, the Proposed Contract will become effective on May 1, 1996 (or on the date of approval if approved after that date) and will continue in effect until May 31, 1997, and thereafter will continue from year to year subject to annual approval by the Board of Trustees in the same manner as the Existing Contract. The Proposed Contract terminates if assigned (as defined in the 1940 Act) and may terminate without penalty, upon sixty (60) days' written notice, by either party by vote of its Board or by a vote of a majority of the outstanding voting securities of the Fund. The description of the differences between the Existing Contract and the Proposed Contract set forth above and the other information with respect to the Proposed Contract are qualified in their entirety by reference to the form of Proposed Contract, attached hereto as Exhibit A.

Additional Information Pertaining to PMC

  For additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to PMC, see the Appendix.

Factors Considered by the Trustees


  The Trustees determined that the terms of the Proposed Contract are fair and reasonable and that approval of the Proposed Contract on behalf of the Fund is in the best interests of the Fund. In approving the Proposed Contract and recommending its approval by the shareholders of the Fund, the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, considered that the form of the Existing Contract apart from the management fee provisions, which is also used by certain other mutual funds in the Pioneer family of mutual funds, had not been materially revised in several years, that similar proposals had been or would be made to shareholders of all such other mutual funds in the Pioneer family of mutual funds at their next shareholder meeting, that the material changes in the Proposed Contract not relating to the proposed fee increase were in accordance with common industry practice, and that overhead on accounting, pricing and appraisal services would not be material to the Fund or its shareholders or PMC's profitability.



  The Trustees considered a number of factors in deciding to recommend an increase in the management fee and a performance fee adjustment. At all times during the Trustees' deliberations, they were advised by Fund counsel and their own independent counsel. When the Trustees were presented with the proposed fee arrangements, they requested and were furnished with substantial information to assist in their evaluation. In considering whether to adopt the proposed fee arrangements, the Trustees considered, among other things, PMC's intended use of a significant portion of the fee increase to benefit the Fund, as well as information relating to the overall reasonableness of both the Basic Fee and the fee adjustment and the appropriateness of the Index as a measure of the Fund's performance.



  The Trustees considered and placed heavy emphasis on PMC's indications that it would use a significant portion of the increased fee to enhance its management and accounting systems and research capabilities with respect to the Fund's portfolio, including significant additional investment in human resources and technology, with the purpose of helping to make the Fund more competitive. The Trustees also considered that the management fees paid by the Fund to PMC under the Existing Contract are below those paid by most other funds with investment objectives of growth and income and that the proposed fee is consistent with management fees paid by many other such similar funds.

  The Trustees who were present at the meeting on February 15, 1996, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, unanimously determined that the Index was appropriate based upon a number of factors, including the fact that the Index is broad-based and is composed of funds with similar investment objectives and policies to those of the Fund. It was anticipated that any divergence between the Fund's performance and that of the Index could be attributed to PMC's skill in selecting securities within the parameters established by the Fund's objectives and policies. Because of the possible future development of an even more appropriate index for measuring the Fund's performance, the Trustees believed it advisable to reserve the ability to substitute a successor index for the Index; provided, in such event, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.



  The time periods to be used in determining any performance adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the Fund and the Index. In this regard, the Trustees concluded that it would be appropriate to begin making performance adjustments, based upon a full 36-month performance period, immediately after effectiveness of the Proposed Contract, so long as the inclusion in the rolling performance period of aggregate results from prior to effectiveness would not have the effect of increasing the Basic Fee. In the event that the inclusion of such aggregate results would have the effect of increasing the Basic Fee for any month, then such results will be treated as Index neutral for purposes of calculating the performance adjustment for such month.


  Based upon all of the above considerations, the Trustees determined that both the Basic Fee and the amount of any adjustments would be equitable and fair to the shareholders of the Fund.

Trustees' Recommendation

  Based on its evaluation of the materials presented and assisted by the advice of independent counsel, the Trustees who were present at the meeting on February 15, 1996, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, unanimously concluded that the Proposed Contract was fair and reasonable and in the best interests of the Fund's shareholders and by a vote cast at the meeting, approved and voted to recommend to the shareholders of the Fund that they approve, the Proposal to terminate the Existing Contract and to adopt the Proposed Contract.

Required Vote

  Adoption of Proposal 2 requires the approval of a majority of the outstanding voting securities of the Fund, which under the 1940 Act is defined to mean the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund represented at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the Meeting (a "1940 Act Majority Vote"). If the Proposed Contract is not approved by the shareholders of the Fund, the Existing Contract will continue in effect.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSED MANAGEMENT CONTRACT.

                                  PROPOSAL 3

             APPROVAL OF AN AGREEMENT AND PLAN PROVIDING FOR THE
               REORGANIZATION OF THE FUND FROM A MASSACHUSETTS
                 BUSINESS TRUST TO A DELAWARE BUSINESS TRUST

General


  At a meeting held on February 2, 1996, the Trustees who were present unanimously approved, subject to the approval of shareholders of the Fund, an Agreement and Plan of Reorganization (the "Plan of Reorganization") in the form attached to this Proxy Statement as Exhibit B. The Plan of Reorganization provides for the reorganization (the "Reorganization") of the Fund, a Massachusetts business trust (the "Current Fund"), to a newly established Delaware business trust which, prior to the Reorganization, will have no assets or operations.



  The Reorganization will entail creating a Delaware business trust (the "Successor Fund"). Following the Reorganization, the Successor Fund will carry on the business of the Current Fund. If shareholders approve any or all of the proposed changes in the Fund's investment policies and restrictions described in Proposals 5(a) through 5(i) the Fund's operations will change accordingly, to the extent approved. If none of these changes are approved, the Successor Fund will have investment policies and restrictions that are identical to the investment policies and restrictions applicable to the Current Fund. The Successor Fund will also enter into a management contract and other service agreements which provide the same services on the same terms as the Proposed Contract (subject to approval of Proposal 2 by the Fund) and other service agreements currently applicable to the Current Fund. Shareholders should be aware that there may be deemed to occur a momentary inconsistency with certain of the Current Fund's policies and restrictions (such as restrictions on investments in any one issuer and investments in other investment companies) during the Reorganization. The principal differences between a Delaware business trust and a Massachusetts business trust as forms of organization are discussed below under the caption "Comparison of Business Trusts under Delaware Law and Massachusetts Law." Approval of the Reorganization also constitutes approval of the termination of the Current Fund in accordance with Massachusetts law. Following the Reorganization, PMC will serve as investment adviser for the Successor Fund under a management contract which will have been approved by the Board of Trustees of the Successor Fund and by the Current Fund as sole Shareholder of the Successor Fund, as further discussed below under the caption "Summary of the Plan of Reorganization." The Successor Fund's management contract will be identical to the Proposed Contract or the Existing Contract, in the event the Proposed Contract is not approved by the Fund's shareholders.


Reasons for the Proposed Reorganization

  The Current Fund is organized as a Massachusetts business trust. The proposed form of organization as a Delaware business trust offers certain advantages over the current form of organization as a Massachusetts business trust. The advantages include granting the Trustees greater power to amend the Delaware Declaration of Trust without shareholder approval, although this advantage could also be achieved under Massachusetts law by amending the Current Fund's Declaration of Trust. The advantages of the Delaware Declaration of Trust compared to the Current Fund's Declaration of Trust, discussed in more detail below, include clearer limitations upon liability of shareholders and trustees and greater flexibility in methods of voting.

Comparison of Business Trusts Under Delaware Law and Massachusetts Law


   Limitation of Shareholders' and Series' Liability. Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as Current Fund shareholders) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, the Board of Trustees has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the Trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.


   Limitation of Trustee Liability. Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or bylaws, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or bylaws will not subject the trustee to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The Trustees believe that such limitations on liability under Delaware law are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

   Shareholder Voting. Delaware law provides that a Delaware business trust's declaration of trust or bylaws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the 1940 Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

   Board Composition. Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware business trust to be governed by individuals who are more familiar with such series' particular operations.

Comparison of the Current Fund's Declaration of Trust under Massachusetts law and the Delaware Declaration of Trust under Delaware law

  It is anticipated that a Delaware business trust will be required to hold fewer shareholder meetings than a Massachusetts business trust, potentially further reducing costs. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the Trustees the ability to adapt the Delaware business trust to future contingencies without the necessity of holding a special shareholder meeting. The Trustees may have the power to amend the business trust's governing instrument to create a class or series of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile -- all without shareholder vote. Any exercise of authority by the Trustees will be subject to applicable state and Federal law. The flexibility of a Delaware business trust should help to assure that the Delaware business trust always operates under the most advantageous form of organization and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.

Trustees' Recommendation

  After considering the matters discussed above and other matters deemed to be relevant, the Trustees determined that the Reorganization (i) is in the best interest of the Current Fund and (ii) will not result in dilution of the interest of the shareholders of the Current Fund. The Trustees present at the meeting unanimously voted to recommend to the shareholders of the Current
Fund that they approve the Reorganization.

Required Vote

  Approval of the Agreement and Plan of Reorganization requires the affirmative 1940 Act Majority Vote of the Current Fund. The Trustees have determined that the Reorganization will not proceed as described above unless the shareholders of the Current Fund approve the Reorganization. In the event that the shareholders of the Current Fund do not vote in favor of the Reorganization, the Trustees will determine what further action, if any, to take, including the possibility of resubmitting the Proposal at a later time.

  THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE BUSINESS TRUST.

Summary of the Plan of Reorganization

  The following discussion summarizes certain terms of the Plan of Reorganization. The summary of the Plan of Reorganization is qualified in its entirety by the provisions of the form of Plan of Reorganization, which is attached to this Proxy Statement as Exhibit B. Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on or about April 30, 1996.

  In order to accomplish the Reorganization, a Delaware business trust will be formed with a single series corresponding to the Current Fund. On the closing date of the Reorganization (the "Closing Date"), the Current Fund will transfer all of its assets to the Successor Fund in exchange for the assumption by the Successor Fund of all the liabilities of that Current Fund and the issuance to the Current Fund of shares of beneficial interest of the Successor Fund ("Successor Fund shares") equal to the value (as determined by using the procedures set forth in the Current Fund's current prospectus) on the date of the exchange of the Current Fund's net assets. The Current Fund as sole shareholder of the Successor Fund, will then vote on certain matters that require shareholder approval, as described below. Immediately thereafter, the Current Fund will liquidate and distribute Successor Fund shares to each Current Fund shareholder pro rata in proportion to the Current Fund shareholder's beneficial interest in the Current Fund ("Current Fund shares") in exchange for his or her Current Fund shares. After this distribution of Successor Fund shares, the Current Fund will, as soon as practicable thereafter, be wound up and terminated. Certificates evidencing full or fractional Successor Fund shares will not be mailed to shareholders. Upon completion of the Reorganization, each Current Fund shareholder will be the owner of full and fractional Successor Fund shares equal in number and aggregate net asset value to his or her Current Fund shares as of the date of the exchange.


  As described above, the Plan of Reorganization authorizes the Current Fund as the then sole shareholder of the Successor Fund (i) to elect as Trustees of the Delaware business trust the persons who currently serve as Trustees of the Massachusetts business trust; (ii) to ratify the selection of the independent accountants; (iii) to approve an investment advisory agreement for the Successor Fund; and (iv) to approve the Rule 12b-1 plan of distribution for the Successor Fund. With respect to the foregoing matters, the Successor Fund will vote after the Board of Trustees of the Successor Fund has approved such matters.


  The newly elected Trustees will hold office without limit in time except that (i) any Trustee may resign; (ii) any Trustee may be removed by written instrument signed by at least a majority of the Trustees prior to removal; and (iii) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Successor Fund. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders.

  If, at any time prior to the Closing of the Reorganization, the Trustees determine that it would not be in the best interest of the Current Fund or the shareholders to proceed with the execution of the Plan of Reorganization, the Reorganization will not go forward, notwithstanding the approval of the Reorganization by the shareholders at the Meeting. The obligations of the Current Fund under the Plan of Reorganization are subject to various conditions as stated therein. In order to provide against unforeseen events, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by mutual agreement of the Trustees of the Current Fund and the Successor Fund. The Current Fund and the Successor Fund may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of shareholders of the Current Fund.

Continuation of Shareholder Accounts and Services

  The Successor Fund's transfer agent, PSC, will establish accounts for all shareholders of the Successor Fund containing the appropriate number of Successor Fund shares to be received by that shareholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Current Fund for each shareholder. Shareholders who have elected to receive a particular service, such as telephone redemptions or exchanges or Pioneer Investomatic Plans, will continue to receive such services as a shareholder of the Successor Fund without any further action.

Expenses of the Reorganization

  The Current Fund will bear its expenses associated with the transactions contemplated by the Plan of Reorganization. In the event that the Reorganization is successfully completed, such expenses will be assumed by the Successor Fund. It is presently estimated that the expenses of the Reorganization will be approximately $10,000.

Tax Consequences of the Reorganization

  It is a condition to the consummation of the Reorganization that the Fund receives on or before the Closing Date an opinion from counsel, Hale and Dorr, substantially to the effect that, among other things, for federal income tax purposes the transactions contemplated by the Plan of Reorganization will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that, consequently, no gain or loss will be recognized for federal income tax purposes by the Current Fund or its shareholders upon (1) the transfer of all of the Current Fund's assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of the Current Fund's liabilities or (2) the distribution by the Current Fund of the Successor Fund shares, in liquidation of the Current Fund, to the shareholders in exchange for their shares of the Current Fund. The opinion will further state, among other things, that (i) the federal tax basis of Successor Fund shares to be received by shareholders of the Current Fund will be the same as the federal tax basis of the shares of the Current Fund surrendered in exchange therefor and (ii) each shareholder's federal tax holding period for his or her Successor Fund shares will include such shareholder's holding period for the shares of the Current Fund surrendered in exchange therefor, provided that such shares of the Current Fund were held as capital assets on the date of the exchange.

Description of Certain Provisions of the Delaware Declaration of Trust

  The following is a summary of certain provisions of the Successor Fund's Delaware Declaration of Trust.

   Series and Classes. As discussed above, the Delaware Declaration of Trust would permit the Successor Fund to issue series of its shares which would represent interests in separate portfolios of investments, including that of the Current Fund. No series would be entitled to share in the assets of any other series or be liable for the expenses or liabilities of any other series. The Trustees would also be able to authorize the Successor Fund to issue additional classes of shares without prior shareholder approval. The Trustees, however, have no present intention of authorizing the issuance of additional classes of shares.

   Limitations on Derivative Actions. In addition to the requirements under Delaware law, the Delaware Declaration of Trust provides that a shareholder of the Successor Fund may bring a derivative action on behalf of the Successor Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Successor Fund, or 10% of the outstanding shares of the series or class of which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Successor Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

   Shareholder Meetings and Voting Rights. The Successor Fund is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Successor Fund shall be entitled to one vote on all matters presented to shareholders including the election of Trustees. Shareholders of the Successor Fund do not have cumulative voting rights in connection with the election of Trustees. Meetings of shareholders of the Successor Fund, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Successor Fund shall only have the right to vote with respect to the limited number of matters specified in the Delaware Declaration of Trust and such other matters as the Trustees shall determine or shall be required by law.

   Indemnification. The Delaware Declaration of Trust provides for indemnification of Trustees, officers and agents of the Successor Fund provided that no such indemnification shall be provided to any person who is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware business trust.

  The Delaware Declaration of Trust provides that if any shareholder or former shareholder of any series shall be held personally liable solely by reason of their being or having been a shareholder and not because of their acts or omissions or for some other reason, the shareholder or former shareholder (or their heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Successor Fund, on behalf of any affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

   Termination. The Delaware Declaration of Trust would permit termination of the Successor Fund or of any series or class of the Successor Fund (i) by a majority of the shareholders at a meeting of shareholders of the Successor Fund, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Successor Fund, or any successor series or class to maintain their assets at an appropriate size; (ii) changes in laws or regulations governing them or affecting assets of the type in which they invest; or (iii) economic developments or trends having a significant adverse impact on their business or operations. Termination of the Current Fund requires the affirmative 1940 Act Majority Vote of the Fund.

   Merger, Consolidation, Sale of Assets, Etc. The Delaware Declaration of Trust would authorize the Trustees without shareholder approval to specifically permit the Successor Fund, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Successor Fund, or any series thereof. The Current Declaration of Trust does not specifically provide for mergers or consolidations of the Current Fund. A sale of assets of the Current Fund requires an affirmative 1940 Act Majority Vote of the Fund.

   Amendments. The Delaware Declaration of Trust would permit the Trustees to amend the Delaware Declaration of Trust without a shareholder vote; provided that shareholders of the Successor Fund shall have the right to vote on any amendment (i) that would affect the voting rights of shareholders,
(ii) with respect to which shareholder approval is required by law; (iii) that would amend this provision of the Declaration of Trust; and (iv) with respect to any other matter that the Trustees determine to submit to shareholders. Any amendment to the Current Fund's Declaration of Trust, except an amendment changing the name of the Fund or supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision of the Declaration of Trust, requires the affirmative 1940 Act Majority Vote of the Current Fund.

                                   PROPOSAL 4

         RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS


   The firm of Arthur Andersen LLP has served as the Fund's independent public accountants since 1956. Audit services during the fiscal year ended December 31, 1995 consisted of examinations of the Fund's financial statements for this period and reviews of the Fund's filings with the SEC.


   The Trustees who were present at the February 2, 1996 meeting, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, unanimously selected Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ended December 31, 1996, subject to shareholder ratification at the Meeting. A representative of Arthur Andersen LLP is expected to be available at the Meeting to make a statement if he or she desires to do so and to respond to appropriate questions.

Required Vote


  The ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ended December 31, 1996 requires the affirmative vote of a majority of the shares present and entitled to vote at the Meeting.


  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996.

                         PROPOSALS 5(a) THROUGH 5(i)

                      ELIMINATION, AMENDMENT OR ADDITION
                      OF VARIOUS INVESTMENT RESTRICTIONS

General

  The Trustees of the Fund recommend that shareholders approve the elimination, amendment or addition of several of the Fund's investment restrictions, as described in detail below. All of the current restrictions proposed to be eliminated or amended are set forth in the Fund's Statement of Additional Information except for the repurchase agreement policy discussed under Proposal 5(a) which is contained in the Prospectus.

  Each Proposal requires the separate approval of the shareholders of the Fund. Each of these restrictions is a fundamental investment policy that may only be changed by an affirmative 1940 Act Majority Vote. See "Required Vote" below.

5(a). Elimination of Fundamental Investment Restriction Regarding Repurchase
      Agreements

  The Fund's existing fundamental policy regarding repurchase agreements states:

The Fund may enter into repurchase agreements with banks, generally not exceeding seven days.

  If eliminated as proposed, the Trustees would adopt a new non-fundamental policy that would state:
  The Fund may enter into repurchase agreements with banks and broker-dealers, generally not exceeding seven days.

  This change is being proposed to permit the Fund to enter into repurchase agreements with brokers as well as banks. This ability is consistent with that of the other Pioneer funds that invest in repurchase agreements. Repurchase agreements afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk. However, such transactions do involve credit risk. If the seller defaults on its obligation under a repurchase agreement, the Fund could realize a loss on the sale of the underlying security or be subject to delays and associated expenses. In order to protect against these risks, the Fund will enter into repurchase agreements only with banks and brokers that have been reviewed and approved by the Trustees. PMC has advised the Trustees that it believes the brokers with whom the Fund will enter into repurchase agreements if the change is approved do not generally present any greater credit risk than the current bank counterparties.


5(b). Amendment to Fundamental Investment Restriction Regarding Underwriting



  The Fund's current fundamental investment restriction regarding underwriting states that the Fund may not:
      underwrite any issue of securities.



  If amended as proposed, the restriction would provide that the Fund may not: act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.


  The 1940 Act requires that a fund state a formal fundamental policy regarding underwriting. The amendment is being proposed to clarify that the sale by the Fund of portfolio securities restricted as to transfer by the federal securities laws will not be subject to this restriction to the extent such a sale may be deemed to be underwriting activity. As discussed in detail in Proposal 5(d), PMC believes it is advantageous for a fund with investment policies such as the Fund's to have the flexibility to invest in restricted securities. The proposed amendment would eliminate any doubt created by the current underwriting restriction as to the Fund's ability to dispose of any restricted securities it may acquire.

5(c). Amendment of Fundamental Investment Restriction Regarding Commodities

  The Fund's existing fundamental investment restriction regarding commodities states that the Fund may not:
      invest in commodities, commodity contracts, or real estate.

  If amended as proposed, the restriction would provide that the Fund may not:

invest in real estate, commodities or commodity contracts, except that the Fund may invest in financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.


  The 1940 Act requires that a fund state a formal fundamental investment policy regarding investment in commodities. Any financial futures contract or related option is considered to be a commodity. Other types of financial instruments such as forward commitments and swaps might also be deemed to be commodities. The amendment is being proposed to enable the Fund to invest in financial futures contracts and related options for hedging and other purposes permitted under the rules and regulations of the Commodity Futures Trading Commission from time to time in effect, and to clarify that certain practices in which the Fund engages (such as forward foreign currency contracts) or might in the future engage (such as swaps) are not subject to this restriction.



  A financial futures contract is a contract to buy or sell units of a particular securities index or foreign currency at an agreed price on a specified future date. Depending on the change in value of the index or currency between the time when a fund enters into and terminates a financial futures transaction, the fund realizes a gain or loss. Financial futures and options on financial futures are typically used for hedging purposes and involve certain risks, including imperfect correlations between movements in the prices of financial futures and options and movements in the price of the underlying securities index or currency or the portfolio securities that are the subject of a hedge, potentially illiquid secondary markets at certain times and inability of the adviser to correctly predict market or currency movements. The Fund does not currently intend to engage in financial futures and related options transactions or any other investment practice not currently described in its Prospectus in the coming year. In the event that the Trustees decide in the future it is desirable for the Fund to engage in any such practices, the Fund's Prospectus will be revised accordingly, including the addition of appropriate risk disclosure.


5(d). Elimination of Fundamental Investment Restriction Regarding Restricted
      Securities

  The Fund's existing fundamental investment restriction regarding restricted securities states that the Fund may not:
  purchase "investment letter" securities (i.e., securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public).

  If eliminated as proposed, the Trustees would adopt a new non-fundamental restriction that would provide that the Fund may not:
  invest more than 15% of its net assets in the aggregate of (a) securities which at the time of investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws (excluding restricted securities that have been determined by the Trustees of the Fund (or the person designated by them to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days.

  The SEC has long taken the position that an open-end investment company should limit its investments in illiquid securities because such securities may present problems of accurate valuation and because the investment company would have difficulty satisfying redemptions within the permitted seven day time period. In general, illiquid securities have included restricted securities and those securities for which there is no readily available market. Since the adoption of the Fund's investment restriction, the SEC has revised its position to permit a fund to invest up to 15% of its net assets in illiquid securities.


  In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in providing capital to developing companies, the SEC has also, since the adoption of the Fund's investment restriction, adopted Rule 144A, which is designed to facilitate efficient trading of restricted securities among institutional investors. The SEC has specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the trustees of a fund determine that the securities are liquid. It is expected that the Trustees of the Fund will delegate to PMC the daily function of determining and monitoring the liquidity of restricted securities. It should be noted, however, that investing in restricted securities traded under Rule 144A could effectively increase the level of the Fund's illiquidity to the extent that qualified institutional buyers are uninterested in purchasing such securities.


  The change is being proposed to provide the Fund with the flexibility to take advantage of these regulatory developments. As securities markets have evolved, PMC believes that the Fund's current restriction has become unnecessarily restrictive. The fact that a security may be restricted will not necessarily adversely affect either the liquidity or the accurate valuation of such investment. The Fund might thereby be constrained from making attractive investments even though they could satisfy both valuation and redemption concerns.

  Certain state blue sky laws may limit the ability of the Fund to invest in restricted securities, including restricted securities that are readily marketable. To the extent required by a state securities administrator, the Fund may undertake to limit its investment in restricted securities to a lower percentage.

5(e). Elimination of Fundamental Investment Restriction Regarding
      "Unseasoned" Issuers

  The Fund's existing fundamental investment restriction regarding securities of "unseasoned" issuers states that the Fund may not:
  purchase the securities of any enterprise which has a business history of less than three years, including the operation of any predecessor business to which it has succeeded.

  The 1940 Act does not impose any limitation upon investment in securities of issuers with a limited operating history. The change is being proposed to permit the Fund to invest in such securities to the extent that PMC believes that such investment would be beneficial to the Fund and would not involve undue risk. In general, PMC believes that it would be advantageous for the Fund to have the flexibility to invest in recently formed companies. Although the Fund will not formally adopt a percentage limitation on such investments, it is not expected that PMC will invest more than 5% of the Fund's total assets in such securities.


  Certain state blue sky laws may limit the ability of the Fund to invest in securities of unseasoned issuers either alone or in combination with certain other types of securities such as restricted securities. To the extent required by a state securities administrator, the Fund may undertake to limit its investment to a specified percentage.

5(f). Elimination of Fundamental Investment Restriction Regarding Affiliates of Affiliates

  The Fund's existing fundamental investment restriction regarding securities of affiliates of affiliates of the Fund states that the Fund may not:
  purchase or retain the securities of any issuer if those officers and Trustees of the Fund, their adviser or principal underwriter, owning individually more than one-half of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

  If the elimination of this restriction is approved by shareholders, the Trustees will adopt the identical restriction as a non-fundamental policy. The restriction is required by the blue sky laws of states in which the Fund offers its shares but is not required to be stated as a matter of fundamental policy.

  The change is being proposed to give the Trustees the flexibility to amend the restriction if desired without the need for shareholder approval in the event of a change in the applicable blue sky laws or if the Fund ceases to offer shares in such states. There is no current expectation that either of these developments is likely to occur. In the event of such an occurrence, PMC will advise the Trustees whether it might be desirable to consider changing the restriction.

5(g). Amendment of Fundamental Investment Restriction Regarding Loans

  The Fund's existing fundamental investment restriction regarding making loans states that the Fund may not:
  make loans, provided that (i) the purchase of publicly distributed debt securities pursuant to the Fund's investment objectives shall not be deemed loans for the purposes of this restriction; (ii) loans of portfolio securities, as described, from time to time, under "Lending of Portfolio Securities" shall be made only in accordance with the terms and conditions therein set forth and (iii) in seeking a return on temporarily available cash, the Fund may engage in repurchase transactions with banks maturing in one week or less and involving obligations of the U.S. Government, its agencies or instrumentalities.

  If amended as proposed, the restriction would provide that the Fund may not:

make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the Prospectus and this Statement of Additional Information.

  The 1940 Act requires that a Fund state a fundamental investment policy regarding making loans. This amendment is being proposed to clarify that the Fund may enter into repurchase agreements with brokers pursuant to the proposed new repurchase agreement policy discussed in Proposal 5(a) and to provide future flexibility to adjust the Fund's repurchase agreement and securities lending practices without the need to further revise the restriction.

5(h). Amendment of Fundamental Investment Restriction Regarding Borrowing

  The Fund's existing fundamental investment restriction regarding borrowing states that the Fund may not:
  borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 10% of the value of their net assets at the time of the borrowing.

  If amended as proposed, the restriction will provide that the Fund may not: borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value.


  The 1940 Act requires that a fund state a fundamental policy regarding borrowing. The amendment is being proposed (1) to clarify that the Fund may borrow from banks both for extraordinary or emergency purposes and to meet redemptions and (2) to give the Fund the future ability to engage in reverse repurchase agreements and dollar rolls without the need for shareholder approval.


  Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the fund continues to receive principal and interest on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a fund sells securities for delivery in the current month and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

  In regard to the permitted uses of bank borrowings, clarification is necessary because the current restriction is not explicit with respect to the Fund's ability to borrow to meet redemptions. In regard to reverse repurchase agreements and dollar rolls, the Fund does not currently engage or desire to engage in either of these investment practices in the coming year. However, because these common practices may be deemed to constitute borrowings, the Trustees believe it is best to create the flexibility to introduce such practices at some future time without the need for shareholder approval if this becomes desirable. In such event, the Prospectus and Statement of Additional Information would be amended accordingly, including the addition of appropriate risk disclosure.


5(i). Addition of Fundamental Investment Restriction Regarding "Senior
      Securities"


  The Trustees propose adopting a fundamental investment restriction regarding the issuance of "senior securities" such that the Fund may not:
  issue senior securities, except as permitted by the Fund's borrowing, lending and commodity restrictions, and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, fully covered reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and this Statement of Additional Information and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the Fund's fundamental investment restriction regarding pledging, are not deemed to be senior securities.


  The 1940 Act requires that a fund state a fundamental policy regarding the issuance of "senior securities" which are any securities that have preferential rights compared to the Fund's shares of beneficial interest. The above restriction is being proposed for the purpose of complying with this technical requirement and to clarify that the issuance of multiple classes or series of shares by the Fund would be permitted and that the investments specified therein are not considered to be senior securities.


  Except for forward foreign currency contracts, forward commitments and repurchase agreements in which the Fund already engages, the Fund has no current intention of engaging in the other listed investment practices in the coming year. However, the Trustees believe it is appropriate to provide clarification at this time that such practices (and other unspecified investment practices) are not covered by the restriction in case it becomes desirable to engage in one or more of these practices at some future time. In the event that a new practice is implemented, the Prospectus and Statement of Additional Information will be revised accordingly, including the addition of appropriate risk disclosure.


Trustees' Recommendations

  At a meeting of the Trustees held on February 2, 1996, the Trustees present unanimously approved, and voted to recommend to the shareholders of the Fund that they approve the proposed elimination or amendment of certain of the Fund's investment restrictions. In taking such action and making such recommendations, the Trustees considered the fact that the proposed changes will provide clarification relating to certain investment restrictions and flexibility to adjust to changing regulations and markets and new investment techniques without continually incurring the significant expense involved in soliciting proxies and holding shareholder meetings. The Trustees believe that this increased clarity and flexibility will be beneficial to present shareholders as well as potential investors.

  Except as described in this Proxy Statement, approval of the proposed changes to the investment restrictions will not result in changes in the Trustees, officers, investment programs and services or any operations that are described in the Fund's current Prospectus and Statement of Additional Information.

Required Vote

  Adoption of each of Proposals 5(a) through 5(i) requires the affirmative 1940 Act Majority Vote of the Fund.

  If all or some of the Proposals are not approved by the shareholders of the Fund, the Fund will continue to adhere to the current investment restriction(s) as to which no change has been approved.

  Please note that the Fund is registered in Germany, Austria and Switzerland and that any changes made to the Fund's investment restrictions are subject to review by German, Austrian and Swiss securities authorities. Such authorities may require investment restrictions more restrictive than those approved by shareholders. Accordingly, in such event the changes to the Fund's investment restrictions approved hereby will only take effect to the extent approved by German, Austrian and Swiss securities authorities.

  FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSALS TO ELIMINATE, AMEND OR ADD CERTAIN INVESTMENT RESTRICTIONS.

                                OTHER MATTERS

Shareholder Proposals

  The Fund is not required to hold annual meetings of shareholders and does not currently intend to hold such a meeting of shareholders in 1997.

Shares Held in Retirement Plans

  The Fund is permitted to vote any shares held in Retirement Plans and will do so if necessary to obtain a quorum.

Proxies, Quorum and Voting at the Meeting

  Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

  A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the Proxy Statement). In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the Proposals, including the election of the nominees to the Board of Trustees, have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment and will vote those proxies required to be voted against any such Proposal against any such adjournment. A shareholder vote may be taken on one or more of the Proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

  Shares of the Fund represented at the Meeting (including, shares which abstain or do not vote with respect to one or more of the Proposals) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on a Proposal has the same legal effect as a vote against the Proposal.

  Adoption by the shareholders of any of Proposals 2, 3 and 5(a) through 5(i) requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any Proposal, those shares will not be considered as present and entitled to vote as to that Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a Proposal has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented by proxy. However, with respect to determining whether a Proposal has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same legal effect as a vote against such Proposal.

Other Business

  While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Methods of Solicitation and Expenses

  The cost of preparing, assembling and mailing this proxy statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card will be borne by PMC. In addition to soliciting proxies by mail, PMC may, at PMC's expense, have one or more Fund officers, representatives or compensated third-party agents, including PMC, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

  The Fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

  Persons holding shares as nominees will be reimbursed by PMC, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


  March 18, 1996

                                   APPENDIX


Additional Information Pertaining to PMC

Directors.


  Information regarding the affiliations of Mr. Cogan, Chairman of PMC, and Mr. Tripple, President and a Director of PMC, is contained in Proposal 1 of this Proxy Statement. The following table provides information with respect to the other Director of PMC:



 Name, Age and Address                              Principal Occupation(s)
------------------------    -----------------------------------------------------------------------
Robert L. Butler, 55        Executive Vice President and a Director of PGI; President and a
60 State Street             Director of PFD; Director of PSC, PIC, and P. Intl.; Vice Chairman of
Boston, MA 02109            Pioneer GmbH; and a Member of the Supervisory Board of PFPT.


   Ownership of PMC. PMC is a wholly-owned subsidiary of PGI. As of December 31, 1995, Mr. Cogan beneficially owned 3,721,841 shares (14.99%) of the outstanding Common Stock of PGI. Mr. Cogan's beneficial holdings included 711,190 shares held in trusts with respect to which Mr. Cogan may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which Mr. Cogan has the right to acquire under outstanding options within sixty days of December 31, 1995. At such date, Messrs. Butler and Tripple, PMC's other directors, each owned beneficially less than 2% of the outstanding Common Stock of PGI. As of December 31, 1995, officers and directors of PMC and Trustees and officers of the Fund beneficially owned an aggregate of 4,816,019 shares of Common Stock of PGI, approximately 19.39% of the outstanding Common Stock of PGI. During PGI's fiscal year ended December 31, 1995 there were no transactions in PGI Common Stock by any officer, Trustee of the Fund or Director of PMC in an amount equal to or exceeding 1% of the outstanding Common Stock of PGI.


   Services Provided to the Fund By Affiliates of PMC. PSC serves as the Fund's transfer agent and shareholder servicing agent. Under the terms of its contract with the Fund, PSC's duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining certain account records and responding to routine shareholder inquires. For the fiscal year ended December 31, 1995 the Fund paid PSC approximately $6,469,000 in fees for these services.


   PFD, an indirect wholly owned subsidiary of PGI, serves as the Fund's principal underwriter. For the fiscal year ended December 31, 1995, the Fund paid PFD approximately $3,776,000 in distribution fees pursuant to the Fund's Distribution Plan. Such fees are paid to PFD in reimbursement of expenses related to servicing of shareholder accounts and compensating broker/dealers and sales personnel. For the same period, PFD earned net underwriting commissions in connection with its offering of shares of the Fund in the amount of approximately $924,000. Commissions of approximately $6,147,000 were reallowed to dealers.



   Similar Funds Managed By PMC. PMC serves as the investment manager to the following funds with investment objectives similar to the Fund's objectives:

                         Annual                                     Name of Fund
                   Management Fee Rate                      (Net Assets as of 12/31/95)
--------------------------------------------------------    ----------------------------
0.50% on average net assets up to $250 million;             Pioneer II*
0.48% on the next $50 million in average net assets;        ($5,213,781,000)
0.45% on average net assets exceeding $300 million;
1.00% on average net assets                                 Pioneer Real Estate Shares
                                                            ($27,000,000)
0.65% on average net assets up to $300 million;             Pioneer Equity-Income Fund
0.60% on the next $200 million in average net assets;       ($358,491,000)
0.50% on the next $500 million in average net assets;
0.45% on net average assets exceeding $1 billion

* A proposal has been submitted to the shareholders of Pioneer II to change the annual management fee rate so that the rate will be 0.60% on average net assets, adjusted by up to |m@.10% to reflect Pioneer II's performance.

   Portfolio Transactions. All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Current and Proposed Management Contracts. In selecting brokers or dealers, PMC considers factors relating to execution on the best overall terms available, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

   PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by PMC. Such research services must be lawful and appropriate assistance to PMC in the performance of its investment decision making responsibilities and could include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). In addition, if PMC determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. This information might be useful to PMC in providing services to the Fund as well as to other investment companies or accounts managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided to PMC by brokers and dealers through whom other clients of PMC effect securities transactions might be useful to PMC in providing services to the Fund. The receipt of such research is not expected to reduce PMC's normal independent research activities; however, it enables PMC to avoid the additional expense which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

EXHIBIT A

                             MANAGEMENT CONTRACT

   THIS AGREEMENT dated this 1st day of May, 1996 between Pioneer Fund, a Delaware business trust (the "Trust"), and Pioneering Management Corporation, a Delaware corporation (the "Manager").

                             W I T N E S S E T H

   WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"),

   WHEREAS, the parties hereto deem it mutually advantageous that the Manager should be engaged, subject to the supervision of the Trust's Board of Trustees and officers, to manage the Trust.

   NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Manager do hereby agree as follows:

   1. (a) The Manager will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Trust, consistent with the investment objectives and policies of the Trust. The Manager will determine from time to time what securities shall be purchased for the Trust, what securities shall be held or sold by the Trust and what portion of the Trust's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the Securities and Exchange Commission, and to the investment objectives, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Manager will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

   (b) The Manager will, to the extent reasonably required in the conduct of the business of the Trust and upon the Trust's request, furnish to the Trust research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Trust shall at the time have any investment in such industries, businesses, corporations or securities. The Manager will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or entities.

(c) The Manager will maintain all books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Trust) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Manager will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request.

   2. (a) Except as otherwise provided herein, the Manager, at its own expense, shall furnish to the Trust office space in the offices of the Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the Trust's affairs and investments, and shall arrange, if desired by the Trust, for members of the Manager's organization to serve as officers or agents of the Trust.

   (b) The Manager shall pay directly or reimburse the Trust for: (i) the compensation (if any) of the Trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Manager and all officers of the Trust as such; and (ii) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Manager or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust.


   (c) The Trust shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager, or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the Commission, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the Commission; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with or interested persons of the Manager, the Trust (other than as Trustees), The Pioneer Group, Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.


   (d) In addition to the expenses described in Section 2(c) above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.

3. (a) The Trust shall pay to the Manager, as compensation for the Manager's services and expenses assumed hereunder, a fee as set forth below. Management fees payable hereunder shall be computed daily and paid monthly in arrears.

   (i) The fee payable hereunder shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of the Trust in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period. The Trustees have initially designated the Lipper Growth & Income Funds Index (the "Index") for this purpose.


   (ii) From time to time, the Trustees may by a vote of the Trustees of the Trust voting in person, including a majority of its Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such parties, determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Trust. In such event, after ten days' written notice to the Manager, a successor index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Trust's performance compared to the Index.


   (iii) The Basic Fee is payable at an annual rate of 0.60% of the Trust's average daily net assets.

   (iv) The Performance Adjustment consists of an adjustment to the monthly Basic Fee to be made by applying a performance adjustment rate to the average net assets of the Trust over the performance period. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Trust experienced better or worse performance than the Index.

   The Performance Adjustment rate is 0.01% per annum for each percentage point rounded to the nearer point (the higher point if exactly one-half point) that the Trust's investment performance for the period was better or worse than the record of the Index as then constituted. The maximum performance adjustment is 0.10% per annum. In addition, as the Trust's average daily net assets over the performance period may differ substantially from the Trust's average daily net assets during the current year, the performance adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed 0.10%.

   The initial performance period will consist of the 36 month period beginning June 1, 1993 and ending May 31, 1996. Each month thereafter, the performance period shall consist of the current month plus the preceding 35 months. In the event that the inclusion in the rolling performance period of aggregate results from prior to May 1, 1996 would have the effect of increasing the Basic Fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month.

   The Trust's investment performance will be measured by comparing the (i) opening net asset value of one share of the Trust on the first business day of the performance period with (ii) the closing net asset value of the one share of the Trust as of the last business day of such period. In computing the investment performance of the Trust and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Trust, and all cash distributions of the companies whose stock comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

   The computation of the performance adjustment will not be cumulative. A positive fee adjustment will apply even though the performance of the Trust over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee adjustment will apply for the month even though the performance of the Trust over some period of time shorter than the performance period has been ahead of that of the Index.


   (v) An appropriate percentage (based on the number of days in the current month) of the annual Performance Adjustment rate shall be multiplied by the average of the net assets of the Trust (computed in the manner set forth in the Declaration of Trust of the Trust adjusted as provided above, if applicable) determined as of the close of business on each business day through out the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.



   (vi) In the event of termination of this Agreement, the Basic Fee then in effect shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36 month period ending on the last business day on which this Agreement is in effect, provided that if this Agreement has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.


   (b) If the operating expenses of the Trust in any year exceed the limits set by state securities laws or regulations in states in which shares of the Trust are sold, the amount payable to the Manager under subsection (a) above will be reduced (but not below $0), and the Manager shall make other arrangements concerning expenses but, in each instance, only as and to the extent required by such laws or regulations. If amounts have already been advanced to the Manager under this Agreement, the Manager will return such amounts to the Trust to the extent required by the preceding sentence.

   (c) In addition to the foregoing, the Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.

4. It is understood that the Manager may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Trust by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or any such Subadviser, at a meeting of Trustees called for the purpose of voting on such approval and by the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust. The authority given to the Manager in Sections 1 through 6 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. The Trust agrees that the Manager shall not be accountable to the Trust or the Trust's shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though the Manager retains the right to reverse any such investment, because, in the event a Subadviser is retained, the Trust and the Manager will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

   5. The Manager will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Manager, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Manager against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

   6. (a) Nothing in this Agreement will in any way limit or restrict the Manager or any of its officers, directors, or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Manager may act as an investment advisor to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Manager to or with the Trust or deemed to violate or give rise to any duty or obligation of the Manager to the Trust except as otherwise imposed by law. The Trust recognizes that the Manager, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

   (b) In connection with purchases or sales of securities for the account of the Trust, neither the Manager nor any of its Trustees, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of securities for the Trust's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for the Trust the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Trust that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Trust with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its or its affiliates' services to other clients.

   (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such clients.


   7. This Agreement shall become effective on the date hereof and shall remain in force until May 31, 1997 and from year to year thereafter, but only so long as its continuance is approved annually by a vote of the Trustees of the Trust voting in person, including a majority of its Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such parties, at a meeting of Trustees called for the purpose of voting on such approval or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust, subject to the right of the Trust and the Manager to terminate this contract as provided in
Section 8 hereof.


   8. Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of its outstanding voting securities" (as defined in the 1940
Act) and the giving of 60 days' written notice to the other party.

   9. This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.

   10. The Trust agrees that in the event that neither the Manager nor any of its affiliates acts as an investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.

   11. The Manager is an independent contractor and not an employee of the Trust for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Trust, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any series thereof.

   12. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

   13. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

   14. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

   15. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their seal to be hereto affixed as of the day and year first above written.

ATTEST:                          PIONEER FUND
-----------------------------    By:-----------------------------
Joseph P. Barri                     John F. Cogan, Jr.
Secretary                           Chairman and President

ATTEST:                          PIONEERING MANAGEMENT
                                 CORPORATION

-----------------------------    By:-----------------------------
Joseph P. Barri                     David D. Tripple
Secretary                           President

                                                                       EXHIBIT B

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the day of April, 1996, by and between Pioneer Fund, a Massachusetts business trust (the "Current Fund"), and Pioneer Fund, a business trust duly formed under the laws of the State of Delaware (the "Successor Trust").

   This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 (a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "reorganization") of the Current Fund, as a new separate series of the Successor Trust. The reorganization will involve the transfer of all of the assets of the Current Fund to the sole series of the Successor Trust (the "Successor Fund") solely in exchange for (1) assumption by the Successor Fund of all liabilities of the Current Fund and (2) the issuance of shares of beneficial interest (the "Successor Shares") by the Successor Trust on behalf of the Successor Fund to the Current Fund, followed by the pro rata distribution on the Closing Date (as defined below) of the Successor Shares to the holders of shares of beneficial interest of the Current Fund (the "Current Fund Shareholders") in exchange for their shares of the Current Fund in liquidation and termination of the Current Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE CURRENT FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR SHARES OF THE SUCCESSOR TRUST; TERMINATION OF THE CURRENT FUND

   1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Current Fund agrees to transfer all of the assets of the Current Fund as set forth in paragraph 1.2 and assign and transfer all of its liabilities to the Successor Fund of the Successor Trust which has been established solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Current Fund. The Successor Trust has not issued any Shares or commenced operations. The Successor Trust on behalf of the Successor Fund agrees that in exchange for all of the assets of the Current Fund (1) the Successor Fund shall assume all of the liabilities of the Current Fund, whether contingent or otherwise, then existing, and further (2) the Successor Trust shall deliver to the Current Fund the number of full and fractional Successor Shares equal to the value of the assets of the Current Fund transferred to the Successor Fund, minus the liabilities of the Current Fund assumed by the Successor Fund (the "Net Assets"), as described in paragraph 3.1 on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

   1.2 The assets of the Current Fund to be acquired by the Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Current Fund and other property owned by the Current Fund and any deferred or prepaid expenses shown as assets on the books of the Current Fund on the Closing Date provided for in paragraph 3.1.

   1.3 Immediately upon delivery to the Current Fund of Successor Shares, any duly authorized officer of the Current Fund shall cause the Current Fund, as the then sole shareholder of the Successor Fund, to (i) elect as Trustees of the Successor Trust the persons who currently serve as Trustees of the Current Fund; (ii) ratify the selection of the independent accountants; (iii) approve an investment advisory agreement for the Successor Fund in the form currently approved by the shareholders of the Current Fund; (iv) approve a Rule 12b-1 plan in the form currently in place with respect to the Current Fund; and (v) adopt, on behalf of the Successor Fund, the investment objectives, investment policies and investment restrictions of the Current Fund.

   1.4 As provided in paragraph 3.4, on the Closing Date the Current Fund will distribute in liquidation the Successor Shares pro rata in proportion to the Current Fund's respective shares of beneficial interest in the Current Fund ("Current Fund Shares") to Current Fund Shareholders of record determined as of the close of business on the Closing Date, in exchange for the Current Fund Shares. Such distribution will be accomplished by the transfer of the Successor Shares then credited to the account of the Current Fund on the share records of the Successor Trust to open accounts on those records in the names of the Current Fund Shareholders and representing the respective pro rata number of the Successor Shares received from the Successor Trust on behalf of the Successor Fund due the Current Fund Shareholders. The Successor Trust shall not issue certificates representing Successor Shares in connection with such distribution. Fractional Successor Shares shall be rounded to the third place after the decimal point.

   1.5 As soon as practicable after the distribution of the Successor Shares as set forth in Section 1.4, the Current Fund shall be terminated and any such further actions shall be taken in connection therewith as are required by applicable law.

   1.6 Ownership of the Successor Shares of each Successor Fund Shareholder shall be maintained separately on the books of Pioneering Services Corporation as the Successor Trust's shareholder services and transfer agent.

   1.7 Any transfer taxes payable upon issuance of Successor Shares in a name other than the registered holder of the Current Fund Shares on the books of the Current Fund as of that time shall be paid by the person to whom such Successor Shares are to be distributed as a condition of such transfer.

2. VALUATION

   2.1 The value of the Current Fund's Net Assets to be acquired by the Successor Trust on behalf of the Successor Fund hereunder shall be the net asset value computed as of the valuation time provided in the Current Fund's prospectus on the Closing Date using the valuation procedures set forth in the Current Fund's current prospectus or statement of additional information.

2.2 The value of full and fractional Successor Shares to be issued in exchange for the Current Fund's Net Assets shall be equal to the value of the Net Assets of the Current Fund on the Closing Date, and the number of such Successor Shares shall equal the number of full and fractional Current Fund Shares of the Current Fund on the Closing Date.

   2.3 All computations of value shall be made by Brown Brothers Harriman & Co. as custodian for the Current Fund and the Successor Trust.

3. CLOSING AND CLOSING DATE

   3.1 The transfer of the Current Fund's assets in exchange for the assumption by the Successor Fund of the Current Fund's liabilities and the issuance of Successor Shares to the Current Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Hale and Dorr at 60 State Street, Boston, Massachusetts 02109 on April 30, 1996 ("Closing Date"), or at such other place or date on or prior to May 31, 1996 as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of any Current Fund or at such other time and/or place as the parties may agree.

   3.2 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of any Current Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the Current Fund is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

   3.3 The Current Fund shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the Custodian, as custodian for the Current Fund, of the Current Fund's reorganization as the Successor Fund.

   3.4 Pioneering Services Corporation, as shareholder services and transfer agent for the Current Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of the Current Fund Shareholder account to an account as a holder of Successor Shares. The Successor Trust shall issue and deliver to the Current Fund a confirmation evidencing the Successor Shares to be credited on the Closing Date or provide evidence satisfactory to the Current Fund that such Successor Shares have been credited to the Current Fund's account on the books of the Successor Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

   3.5 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Current Fund shall be presented by the Current Fund to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Current Fund to the Custodian for the account of the Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Current Fund shall be delivered to the Successor Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Successor Fund' account maintained with the Custodian with immediately available funds.

4. REPRESENTATIONS AND WARRANTIES

   4.1 The Current Fund represents and warrants as follows:

     4.1.A. The Current Fund is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Current Fund, to perform its obligations under this Agreement. The Current Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Current Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     4.1.B. The Current Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

     4.1.C. The Current Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its Declaration of Trust or By-laws, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Current Fund is a party or by which the Current Fund is bound;

     4.1.D. The Current Fund has no material contracts or other commitments (other than this Agreement or agreements on behalf of a Current Fund for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated without liability to the Current Fund on or prior to the Closing Date;

     4.1.E. No material litigation or administrative proceeding or investigation of or before any court or governmental body presently is pending or threatened against the Current Fund or any of its properties or assets. The Current Fund knows of no facts that might form the basis for the institution of such proceedings and the Current Fund is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.1.F. At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Current Fund required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports;

     4.1.G. The Current Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for each taxable year since its inception, and will qualify as such as of the Closing Date;

     4.1.H. The authorized capital of the Current Fund consists of an unlimited number of shares of beneficial interest. All issued and outstanding shares of beneficial interest of the Current Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. The Current Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

     4.1.I. The information to be furnished by the Current Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

     4.1.J. All of the issued and outstanding Current Fund Shares will at the time of the Closing be held by the persons and in the amounts as certified in accordance with the provisions of paragraph 3.4;

     4.1.K. At the Closing Date, the Current Fund will have good and marketable title to the assets to be transferred to the Successor Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Successor Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended;

     4.1.L. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Current Fund and this Agreement constitutes a valid and binding obligation of the Current Fund enforceable in accordance with its terms, subject to the approval of the Current Fund's Shareholders; and

     4.1.M. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Current Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

4.2 The Successor Trust represents and warrants as follows:

     4.2.A. The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement; the Successor Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability; the Successor Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted; that as of the date hereof and as of the Closing Date, the Successor Fund is the only series of the Successor Trust; and the Successor Fund is a duly established and designated series of the Successor Trust;

     4.2.B. The Successor Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-laws of the Successor Trust or any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Trust is a party or by which the Successor Trust is bound;

     4.2.C. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Successor Trust or any of its properties or assets. The Successor Trust knows of no facts that might form the basis for the institution of such proceedings, and the Successor Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     4.2.D. The Successor Trust will cause the Successor Fund to qualify as a regulated investment company under subchapter M of the Code for the taxable year in which the Closing occurs and to continue to qualify as such for each taxable year;

     4.2.E. Prior to the Closing Date, there shall be no issued and outstanding Successor Shares or any other securities of the Successor Trust; Successor Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable;

     4.2.F. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Successor Trust, and this Agreement constitutes a valid and binding obligation of the Successor Trust enforceable against the Successor Trust in accordance with its terms;

     4.2.G. The information to be furnished by the Successor Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     4.2.H. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Successor Trust of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

5. COVENANTS OF THE CURRENT FUND AND THE SUCCESSOR TRUST

   5.1 The Current Fund covenants that the Successor Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

   5.2 The Current Fund covenants that it will assist the Successor Trust in obtaining such information as the Successor Trust reasonably requests concerning the beneficial ownership of Current Fund Shares.

   5.3 The Current Fund will, from time to time, as and when requested by the Successor Trust execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Successor Trust may deem necessary or desirable in order to vest in, and confirm to, the Successor Fund, title to, and possession of, all the assets of the Current Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

   5.4 The Successor Trust will, from time to time, as and when requested by the Current Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Current Fund may deem necessary or desirable in order to vest in, and confirm to, the Current Fund, on behalf of the Current Funds, title to, and possession of, the Successor Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

   5.5 The Successor Trust shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

   5.6 Subject to the provisions of this Agreement, the Successor Trust and the Current Fund each will take, or cause to be taken, all action and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.7 As promptly as practicable, but in any event within 60 days after the Closing Date, the Current Fund shall furnish to the Successor Trust, in such form as is reasonably satisfactory to the Successor Trust, a statement of the earnings and profits of the Current Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Fund as a result of Section 381 of the Code, and which statement will be certified by the President or Treasurer of the Current Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT FUND

   The obligations of the Current Fund to consummate the transactions provided for herein shall be subject to the performance by the Successor Trust of all the obligations to be performed by the Successor Trust hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   6.1 All representations and warranties of the Successor Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and

   6.2 The Successor Trust shall have delivered on the Closing Date to the Current Fund a certificate executed in the Successor Trust's name by its President or Vice President, in form and substance satisfactory to the Current Fund, dated as of the Closing Date, to the effect that the representations and warranties of the Successor Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Current Fund shall reasonably request.

   Each of the foregoing conditions precedent may be waived by the Current
Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR TRUST

   The obligations of the Successor Trust to consummate the transactions provided for herein shall be subject to the performance by the Current Fund of all the obligations to be performed by the Current Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   7.1 All representations and warranties of the Current Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   7.2 The Current Fund shall have delivered to the Successor Trust on the Closing Date a statement of the Current Fund's assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Current Fund as to its portfolio securities and the Current Fund's federal income tax basis and holding period for each such portfolio security as of the Closing Date; and

   7.3 The Current Fund shall have delivered to the Successor Trust on the Closing Date a certificate executed in the Current Fund's name by its President or Vice President, in form and substance satisfactory to the Successor Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Current Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Trust shall reasonably request.

   Each of the foregoing conditions precedent may be waived by the Successor Trust.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT FUND AND THE SUCCESSOR TRUST

   The obligations of the Current Fund and the Successor Trust are each subject to the further conditions that on or before the Closing Date:

   8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Current Fund's Shareholders in accordance with applicable law;

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with, the transactions contemplated hereby;

   8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities) deemed necessary by the Successor Trust or the Current Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Trust or the Current Fund, provided that either party hereto may for itself waive any of such conditions;

   8.4 The President of the Successor Trust shall have delivered a certificate to the Current Fund on the Closing Date certifying that the Successor Trust has taken all necessary action so that it shall be a registered open-end investment company under the 1940 Act; and

   8.5 The Current Fund and the Successor Trust shall have received on or before the Closing Date an opinion of Hale and Dorr satisfactory to the Current Fund and the Successor Trust, substantially to the effect that, with respect to the Current Fund, for federal income tax purposes:

     8.5.A. The acquisition of all of the assets of a Current Fund by the Successor Fund solely in exchange for the issuance of Successor Shares to the Current Fund and the assumption by the Successor Fund of all of the liabilities of the Current Fund, followed by the distribution in liquidation by the Current Fund of such Successor Shares to the Current Fund Shareholders in exchange for their Current Fund Shares and the termination of the Current Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Current Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     8.5.B. No gain or loss will be recognized by the Current Fund upon (i) the transfer of all of its assets to the Successor Fund solely in exchange for the issuance of Successor Shares to the Current Fund and the assumption by the Successor Fund of the Current Fund's liabilities and
   (ii) the distribution by the Current Fund of the Successor Shares to the Current Fund Shareholders;

8.5.C. No gain or loss will be recognized by any Successor Fund upon its receipt of all of the Current Fund's assets solely in exchange for the issuance of the Successor Shares to the Current Fund and the assumption by the Successor Fund of all of the liabilities of the Current Fund;

     8.5.D. The tax basis of the assets acquired by a Successor Fund from the Current Fund will be the same as the tax basis of those assets in the Current Fund's hands immediately before the transfer;

     8.5.E. The tax holding period of the assets of the Current Fund in the hands of the Successor Fund will include the Current Fund's tax holding period for those assets;

     8.5.F. The Current Fund's Shareholders will not recognize gain or loss upon the exchange of all of their Current Fund Shares solely for Successor Shares as part of the transaction;

     8.5.G. The tax basis of the Successor Shares received by Current Fund Shareholders in the transaction will be, for each shareholder, the same as the tax basis of the Current Fund Shares surrendered in exchange therefor; and

     8.5.H. The tax holding period of the Successor Shares received by Current Fund Shareholders will include, for each such Shareholder, the tax holding period for the Current Fund Shares surrendered in exchange therefor, provided that the Current Fund Shares were held as capital assets on the date of the exchange.

   The Current Fund and Successor Trust each agree to make and provide representations with respect to the Current Fund and the Successor Fund which are reasonably necessary to enable Hale and Dorr to deliver an opinion substantially as set forth in this paragraph 8.5, which opinion may address such other federal income tax consequences, if any, as Hale and Dorr believes to be material to the transaction.

   Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Hale and Dorr set forth in paragraph 8.5, may be waived by that party.

9. BROKERAGE FEES AND EXPENSES

   9.1 The Successor Trust and the Current Fund each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

   9.2 The Current Fund and the Successor Fund shall each be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated; if the transactions are consummated, such expenses of the Current Fund will be assumed by the Successor Fund as part of the transactions.

10. ENTIRE AGREEMENT

   The Successor Trust and the Current Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

   11.1 This Agreement may be terminated by the mutual agreement of the Successor Trust and the Current Fund. In addition, either the Successor Trust or the Current Fund may at its option terminate this Agreement at or prior to the Closing Date because:

     11.1.A. There exists a material breach by the other party of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or

     11.1.B. A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 In the event of any such termination, there shall be no liability for damages on the part of the Successor Trust or the Current Fund, or their respective trustees, directors or officers, to the other party or its trustees, directors or officers.

12. AMENDMENT

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by the Current Funds' Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Shares to be paid to the Current Fund Shareholders under this Agreement to the detriment of the Current Fund Shareholders without their further approval.

13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

   13.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   13.5 All persons dealing with the Successor Trust must look solely to the property of the Successor Trust for the enforcement of any claims against the Successor Trust as neither the Trustees, officers, agents nor shareholders of the Successor Trust assume any personal liability for obligations entered into on behalf of the Successor Trust. No other series of the Successor Trust hereafter established shall be responsible for any obligations assumed by the Successor Trust on behalf of the Successor Fund under this Agreement.

   13.6 A copy of the Agreement and Declaration of Trust of the Current Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Current Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers, or shareholders of the Current Fund individually, but are binding only upon the assets and property of the Current Fund.

14. NOTICES

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Current Fund or the Successor Trust, each at 60 State Street, Boston, Massachusetts 02109,
Attention: Secretary.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                                            PIONEER FUND

                                            By:--------------------------------

                                            Its:-------------------------------
                                                Title

                                            PIONEER FUND
                                            a Delaware business trust,
                                            on behalf of Pioneer Fund

                                            By:--------------------------------

                                            Its:-------------------------------
                                                Title

                                       [Recycle Logo] Printed on recycled paper

PROXY                                                                      PROXY

                                  PIONEER FUND


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            To be held April 23, 1996


         The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John
F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Shareholders of Pioneer Fund (the "Fund") to be held on Tuesday, April 23, 1996 at 1:00 p.m. (Boston time) at the offices of Hale and Dorr, counsel to the Fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109 (the "Meeting"), and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:

         (1)      To elect Trustees:

                  The nominees  for  Trustees  are:  J.F.  Cogan,  Jr., Dr. R.H.
                  Egdahl,  M.B.W.  Graham,  J.W.  Kendrick,   M.A.  Piret,  D.D.
                  Tripple, S.K. West and J. Winthrop.

                  / / FOR electing all the nominees (except as marked to the contrary above)

                  To withhold authority to vote for one or more the nominees, circle those nominees names above.

                  / / WITHHOLD authority to vote for all nominees

         (2) To approve a new Management Contract between the Fund and Pioneering Management Corporation, the Fund's investment adviser ("PMC"), increasing the rate at which management fees are payable to PMC:
                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

         (3) To approve an Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized as a Delaware business trust:
                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

         (4) To ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1996:

                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

         (5)(a)   To  approve  the   elimination   of  the  Fund's   fundamental
                  investment restriction regarding repurchase agreements:
                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

         (5)(b) To approve an amendment to the Fund's fundamental investment restriction regarding underwriting:
                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

         (5)(c) To approve an amendment to the Fund's fundamental investment restriction regarding commodities:
                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

         (5)(d)   To  approve  the   elimination   of  the  Fund's   fundamental
                  investment restriction regarding restricted securities:
                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

         (5)(e)   To  approve  the   elimination   of  the  Fund's   fundamental
                  investment restriction regarding "unseasoned" issuers:
                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

         (5)(f) To approve the elimination of the Fund's fundamental investment restriction regarding affiliates of affiliates of the Fund:
                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

         (5)(g) To approve an amendment to the Fund's fundamental investment restriction regarding loans:
                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

         (5)(h) To approve an amendment to the Fund's fundamental investment restriction regarding borrowing:
                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

         (5)(i) To approve the addition of a new fundamental investment restriction regarding "senior securities":
                            -                       -                         -
                       FOR |_|             AGAINST |_|               ABSTAIN |_|

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                       DATED:  ......................, 1996

                                       ....................................

                                       ....................................
                                                    Signature(s)


                                       In signing,  please write name(s) exactly
                                       as  appearing  hereon.  When  signing  as
                                       attorney,   executor,   administrator  or
                                       other fiduciary, please give your full title as such. Joint owners should each sign personally.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED

             Pioneer Fund Proxy Solicitation: Questions and Answers

Q:       What do the proposals for Pioneer Fund mean?

A:       Pioneer Fund periodically holds a shareowner meeting to vote on certain issues. The upcoming meeting is scheduled for April 23, 1996. The Fund's Trustees, whose primary function is to protect your interests as a shareowner, recommend that you vote FOR each proposal.

Here is a what a FOR vote means for each of the proposals being considered. Proposal 1:
Elect eight Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

Proposal 2:
Approve a new management contract with Pioneering Management Corporation (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee of 0.60% of daily net assets.

Proposal 3:
Allow the Fund to be reorganized as a Delaware business trust. Currently, the Fund is registered as a Massachusetts business trust. As a Delaware business trust, the Fund would be able to offer multiple classes of shares, among other benefits.

Proposal 4:
Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1996.

Proposals 5a - 5i:
Modernize the Fund's operating structure and investment policies to conform to current standards in the mutual fund industry. The Fund's Trustees believe the proposed changes are appropriate and necessary to update the Fund since its last shareowner meeting. For detail on each of these Proposals, we encourage you to read the Proxy Statement.

PROPOSAL 1
Q:       Who is being nominated for Trustee?
A:       All of the nominees  currently serve as Trustees and their biographical information is included in the Proxy Statement. The Trustees' primary role is to protect your interests as a shareowner.

PROPOSAL 2
Q:       What effect will the proposed new management contract have?
A:       The fee ultimately paid by the Fund will be higher than that paid under the existing contract, even though it may vary as a result of Fund performance.

Under the current management fee structure, which has been in place since 1944, the Fund pays the investment adviser, Pioneering Management Corporation (PMC), the following fees, regardless of the Fund's performance:

o 0.50% of the Fund's average daily net assets up to $250 million in net assets

o        0.48% of the next $50 million in net assets, and

o        0.45% of the amount over $300 million in net assets.

At current asset levels, the Fund is paying an effective management fee of 0.46%. Proposal 2 calls for the basic fee to increase to 0.60% of the Fund's average daily net assets, regardless of the level of the Fund's average daily net assets. However, the introduction of a performance-based fee structure would link the management fee to the Fund's performance, relative to an objective index. This means the fee ultimately paid by the Fund may be higher or lower than the basic fee of 0.60%.

Q:       Why is the basic fee being increased?
A:       The current fee paid by your Fund has not changed since 1944.  Over the past 50-plus years, it has become significantly more complicated and expensive to manage a mutual fund. The industry has changed dramatically, particularly in terms of research, technology and salary requirements. The increased fee would be used primarily to enhance the Fund's human resources, accounting and computer systems and research capabilities, all of which we expect to help make the Fund more competitive.

Q:       How would the proposed performance-based fee be calculated?
A:       Simply,  the  performance-based  fee  would  combine a basic fee with a performance adjustment. The Fund would add to or subtract from the basic fee based on its performance relative to the Lipper Growth & Income Funds Index, which the Fund's Trustees consider to be a fair benchmark for the performance of funds with similar objectives.

The performance adjustment would be based on the Fund's performance over a 36-month period. The comparison between the Index's and Fund's performance will be made at the end of each month. Each percentage point of difference, up to 10 percentage points, would be multiplied by a performance adjustment of 0.01%. This means that the maximum adjustment rate to the basic fee is 0.10% (10 x 0.01%), up or down. THEREFORE, THE FUND'S MANAGEMENT FEE COULD RANGE FROM 0.50% TO 0.70%. THAT TRANSLATES INTO AN INCREASE OF BETWEEN $0.04 AND $0.24 PER $1,000.00.

For example, if the Fund's 36-month average annual total return was 15.0%, and the Lipper Growth & Income Funds Index's 36-month average annual total return was 25.0%, the management fee would be the basic fee minus the performance-adjustment figure:

                    0.60% + [0.01% x (15.0% - 25.0%)] = 0.50%

Conversely, if the Fund's 36-month average annual total return was 25.0%, and the Lipper Growth & Income Funds Index's 36-month average annual total return was 15.0%, the management fee would be the basic fee plus the performance-adjustment figure:

                    0.60% + [0.01% x (25.0% - 15.0%)] = 0.70%

Q:       The proposed new management fee seems high to me. Is it?
A:       Comparatively,  no. The Fund's  proposed  fee would still be lower than most management fees currently being charged throughout the mutual fund industry. Naturally, before proposing a change in management fee, Pioneer undertook extensive research into how and how much other mutual funds were paying in management fees. Here's what we found:

o Your Fund's proposed basic management fee would be in the bottom third (below 70%) of growth and income funds.*

o The median management fee paid by these growth and income funds is 0.74%. That means that not only is your Fund's basic fee of 0.60% well below the median, its maximum performance-adjusted fee of 0.70% would also be less than the median.

* The growth and income universe includes 256 funds with the growth and income objective. It excludes hybrid fee funds that pay: a single, all-inclusive fee for management, transfer agency, custody, accounting, etc.; or some combination of these fees bundled with the management fee.

Q:       When would the proposed performance-based fee take effect?
A:       The  effective  date of the proposed  contract is expected to be May 1,
1996, and the new fee structure would take effect at that time. Looking at the Fund's performance to date relative to the Index, from June 1993 (the 35 months of the period before May 1996), we would expect the Fund to pay less than the basic fee when the new structure is introduced.

Q:       What would the Fund have paid in management fees over the past 10 years under the proposed fee structure?

A:       The  following  table  details what the  effective  management  fee for
Pioneer Fund would have been for the past 10 years using the proposed performance-based fee structure. Note that at no time would the management fee have exceeded the basic 0.60% fee:

                              Year   Management Fee
                              1986      0.55%
                              1987      0.57%
                              1988      0.59%
                              1989      0.60%
                              1990      0.59%
                              1991      0.57%
                              1992      0.58%
                              1993      0.59%
                              1994      0.60%
                              1995      0.59%

PROPOSAL 3
Q:       Why reorganize the Fund as a Delaware business trust?
A:       This proposal would allow the Fund to operate within the better-defined regulations provided in Delaware, and also would allow the Fund more flexibility to adapt to changes in the investment industry. The reorganization will have no tax impact on shareowners. New classes of shares, if any are offered in the future, also would have no effect on the value or operation of Fund shares already in existence.

Reorganizing to a Delaware business trust will help save the Fund, and shareowners, money because it will allow the Fund to adapt to new laws without going to the expense of a special shareowner meeting. And, as a Delaware business trust, it is clear that Fund shareowners generally have no responsibilities for the Fund's liabilities, a point that is less certain as a Massachusetts business trust.

PROPOSAL 4
Q:       Who is Arthur Andersen LLP?
A:       Arthur Andersen LLP is one of the six largest CPA firms in the U.S. and the firm is the current independent public accountant for the Fund and other funds in the Pioneer family of mutual funds.

PROPOSALS 5a - 5i
Q:       Why are  there  so  many  changes  proposed  to the  Fund's  operations structure and investment policies? A: Since the Fund's last shareowner meeting, the mutual fund industry has evolved. The Fund's Trustees believe the proposed changes are appropriate and necessary to update the Fund and modernize it to conform with current standards in the mutual fund industry, along with other Pioneer funds.

GENERAL QUESTIONS
Q:       Who makes the final decisions in regards to these proposals?
A:       You do.  The  Trustees  you have  elected  -- whose  primary  role,  as mentioned, is protecting your interests as a shareowner -- have unanimously approved the proposals and encourage you to vote FOR each. However, you must make the final decision, either by attending the meeting in person or by giving your proxy vote.

Q:       When and where will the meeting take place?
A:       The meeting is scheduled for April 23, 1996, in Boston.

Q:       What if I have questions about my investment?
A:       The investment  representative  through whom you purchased Pioneer Fund can provide you with additional information as needed.

Important Advisory Concerning Pioneer Fund and Pioneer II

                                       For nearly 70 years, Pioneer has earned a
                                       distinguished   reputation   in  two  key
                                       areas:

Pioneer is committed to building       o  Providing independent, fundamental
upon the high standards we have set       research as the investment foundation
in professional money management and      for decisions
dealer service                         o  Delivering first-class service to you
                                          and your clients.


                                       Pioneer is  committed  to  building  upon
                                       these  high  standards.  To  assist us in
                                       doing so, after a thorough  review of the
                                       fee   structure   of  the   mutual   fund
                                       industry,  Trustees  of Pioneer  Fund and
                                       Pioneer   II   have    decided   to   ask
                                       shareowners to approve a modest  increase
                                       in   the    management    fee.    Despite
                                       continually rising costs for technology and other enhancements, Pioneer Fund has not had a fee increase since it was first registered with the SEC in 1944; Pioneer II hasn't raised its fees since inception in 1969.

To assist us in maintaining our high   Special shareowner meetings to consider
standards, Fund Trustees have          the matter are being  scheduled for
recommended a modest management fee    April for Pioneer Fund and Pioneer II
increase                               and proxy solicitations will be mailed
                                       shortly.


                                       Pioneer Fund  currently pays an effective
                                       fee of  0.46%,  based on assets of $2.466
                                       billion  under  management as of Dec. 31,
                                       1995.   Pioneer  II  currently   pays  an
                                       effective fee of 0.45%, based on assets of $5.214 billion under management as of Dec. 31, 1995.

                                       For both  Funds,  fees are  significantly
                                       lower  than  most  of  the  funds  in the
                                       Lipper  Analytical  Services  growth  and
                                       income  category.  The  Trustees  of both
                                       Funds are recommending that the effective
                                       fee be  raised  to  0.60% of  assets.  As
                                       proposed,     this     fee     will    be
                                       performance-based:    For    every    one
                                       percentage point of total return above or below the Lipper Growth and Income Funds Index, the 0.60% fee would increase or decrease by one basis point, up to a maximum of 10 basis points.

                                       Assuming shareowners approve, the new fee structure would still be lower than 70% of the 256 Lipper growth and income funds, and substantially below the 0.74% median management fee in the category (excluding funds with hybrid fees).

                                       We are grateful for the confidence you and your clients have demonstrated by investing with Pioneer. We will continue to work to justify your support, and to ensure that our standards of service and investment management remain second to none.

                                       For more  information,  call your Pioneer
                                       Sales Specialist at 1-800-622-9876.

Pioneer Funds Distributor, Inc.       For Broker/Dealer Use Only -- Not
60 State Street                       Authorized for Use with the Public
Boston, MA  02109                     0296-3157

Pioneer Fund
60 State Street
Boston, MA  02109

February 1996

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held April 23, 1996, for shareowners of Pioneer Fund to vote on a number of important proposals. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with the proxy card for you to use when voting by mail. Please take a moment to read the enclosed materials and cast your vote on the yellow proxy card.

Your prompt vote will help save money. If a majority of the Fund's shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. That is a costly process.

(callout in margin) Voting your shares by mail is quick and easy. Everything you need is enclosed.

Each of the proposals up for approval has been reviewed by Pioneer Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable.
The Trustees recommend that you vote FOR each proposal.

(callout in margin) The Fund's Board of Trustees recommends that you vote FOR each proposal.

Here is what a FOR vote means for each of the proposals being considered.

Proposal 1:
Approve a new management contract with Pioneering Management Corporation (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee of 0.60% of daily net assets.

Proposal 2:
Allow the Fund to be reorganized as a Delaware business trust. Currently, the Fund is registered as a Massachusetts business trust. As a Delaware business trust, the Fund would be able to offer multiple classes of shares, among other benefits.

Proposal 3:
Elect eight Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

Proposals 4 through 12:
Modernize the Fund's operating structure and investment policies to conform to current standards in the mutual fund industry. The Fund's Trustees believe the proposed changes are appropriate and necessary to update the Fund since its last shareowner meeting. For detail on each of these Proposals, we encourage you to read the enclosed Proxy Statement.

Proposal 13:
Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1996.

Cast your vote by completing and signing the yellow proxy card enclosed in this package. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided.

(callout in margin) Please vote! Your vote is extremely important, no matter how many shares you own.

Please feel free to call Pioneer at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,

John F. Cogan, Jr.
Chairman and President


0296-3142

Pioneer Fund
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

Not too long ago we sent you a proxy card and materials explaining the proposals up for a vote at Pioneer Fund's April 23, 1996, shareowner meeting. WE NEED YOU TO CAST YOUR VOTE!

If you have not already completed and returned the proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED YELLOW PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals up for approval have been reviewed by Pioneer Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

PLEASE  VOTE!  YOUR VOTE IS EXTREMELY  IMPORTANT,  NO MATTER HOW MANY SHARES YOU
OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,

John F. Cogan, Jr.
Chairman and President
back page

Here is what a FOR vote means for each of the proposals being considered.

Proposal 1:
Approve a new management contract with Pioneering Management Corporation (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee of 0.60% of daily net assets.

Proposal 2:
Allow the Fund to be reorganized as a Delaware business trust. Currently, the Fund is registered as a Massachusetts business trust. As a Delaware business trust, the Fund would be able to offer multiple classes of shares, among other benefits.

Proposal 3:
Elect eight Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

Proposals 4 through 12:
Modernize the Fund's operating structure and investment policies to conform to current standards in the mutual fund industry. The Fund's Trustees believe the proposed changes are appropriate and necessary to update the Fund since its last shareowner meeting. For detail on each of these Proposals, we encourage you to read the enclosed Proxy Statement.

Proposal 13:
Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1996.


Please vote! Your vote is extremely important, no matter how many shares you own.


0296-3143

Pioneer Fund
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

TIME IS RUNNING OUT. You have not yet returned the proxy cards we sent for you to use in voting on the proposals up for consideration at Pioneer Fund's April 23, 1996, shareowner meeting. We need you to cast your vote today!

Voting now will help save money. If a majority of the Fund's shareowners have not voted before April 23, we must delay the meeting and begin the proposal and voting process all over again. This would be extremely costly.

If you have not already completed and returned the proxy cards included in our earlier packages, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED YELLOW PROXY CARD AND MAIL IT TO US TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals up for approval have been reviewed by Pioneer Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your immediate response.

Sincerely,

John F. Cogan, Jr.
Chairman and President
back page

Here is what a FOR vote means for each of the proposals being considered.

Proposal 1:
Approve a new management contract with Pioneering Management Corporation (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee of 0.60% of daily net assets.

Proposal 2:
Allow the Fund to be reorganized as a Delaware business trust. Currently, the Fund is registered as a Massachusetts business trust. As a Delaware business trust, the Fund would be able to offer multiple classes of shares, among other benefits.

Proposal 3:
Elect eight Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

Proposals 4 through 12:
Modernize the Fund's operating structure and investment policies to conform to current standards in the mutual fund industry. The Fund's Trustees believe the proposed changes are appropriate and necessary to update the Fund since its last shareowner meeting. For detail on each of these Proposals, we encourage you to read the enclosed Proxy Statement.

Proposal 13:
Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1996.

Please vote today! Your vote is extremely important, no matter how many shares you own.


0296-3144